Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

Equity Grant Timing Practices. The Committee generally approves LTIP awards during a regular meeting in February of each year, with the awards having a delayed effective date falling within the Company's open window period following its fourth quarter earnings release. As described in this CD&A, the LTIP awards for our NEOs currently include grants of performance awards payable in shares of common stock and RSUs. We do not grant stock options. The Committee does not take material nonpublic information into account when determining the timing and terms of equity awards, and the Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false